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                                  EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eli Dabich, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Synergy 2000, Inc. on Form 10-KSB for the annual period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Synergy 2000, Inc.

BY: /S/ ELI DABICH, JR.
    ------------------------------------------------------
    NAME:  ELI DABICH, JR.
    TITLE: CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

I, Jeanette T. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Synergy 2000, Inc. on Form 10-KSB for the annual period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Synergy 2000, Inc.

BY: /S/ JEANETTE T. SMITH
    -------------------------------------------------------
NAME: JEANETTE T. SMITH
TITLE: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

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